UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2003

                                UNIT CORPORATION

               (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-9260                   73-1283193
           --------                  ------                   ----------
   (State of Incorporation)     (Commission File            (IRS Employer
                                     Number)              Identification No.)

                     1000 Kensington Tower,
                       7130 South Lewis,
                        Tulsa, Oklahoma                  74136
                        ---------------                  -----
            (Address Of Principal Executive Offices)  (Zip Code)

       Registrant's telephone number, including area code: (918) 493-7700

                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On November 21, 2003, Unit Corporation announced that it has signed an agreement to acquire Serdrilco Incorporated and its subsidiary, Service Drilling Southwest LLC, a U.S. land drilling company located in Borger, Texas, for $35,000,000 in cash and an earn-out provision allowing the sellers to obtain one-half of the cash flow in excess of $10 million for each of the next three years. The acquisition includes 12 mechanical rigs, a 12-truck moving fleet, along with inventory and other equipment. The transaction is expected to close on or about December 8, 2003.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Registrant files the following exhibits as part of this report:

     Exhibit
       No.                             Description
       ---                             -----------

       99 Press Release, issued by Unit Corporation on November 21, 2003, announcing the agreement to acquire Serdrilco Incorporated and its subsidiary, Service Drilling Southwest LLC.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 21, 2003

                                UNIT CORPORATION

                                By: /s/ Larry D. Pinkston
                                   ----------------------
                                   Larry D. Pinkston
                                   President








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



Exhibit Index

      Exhibit
        No.                              Description
        ---                              -----------

        99 Press Release, issued by Unit Corporation on November 21, 2003, announcing the agreement to acquire Serdrilco Incorporated and its subsidiary, Service Drilling Southwest LLC.



































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